Exhibit 10.41

Basic Transaction Agreement Concerning Outsourced Manufacturing

R-Tech Ueno, Ltd.

Nissan Chemical Industries, Ltd.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Basic Transaction Agreement Concerning Outsourced Manufacturing

R-Tech Ueno, Ltd. (hereinafter “R-Tech”) and Nissan Chemical Industries, Ltd. (hereinafter “Nissan Chemical”) hereby enter into the following agreement to signify that they have agreed as follows in regard to the outsourced manufacturing and supply of […***…], which is the synthetic raw material of RU-0211 developed as a new pharmaceutical by R-Tech.

Article 1 (Definitions)

The meaning of the following terms in this agreement shall be as defined as follows.

1)	“Product” refers to […***…].

2)	“Work” refers only to the outsourcing of the manufacture of the “Product” by R-Tech to Nissan Chemical, and the undertaking of Nissan Chemical to supply this to R-Tech, in accordance with the agreement (hereinafter referred to as “Manufacturing Technology Transfer Agreement”) related to technical transfer entered into by R-Tech and Nissan Chemical dated November 15th 2001, and based on the technical, economic, and corporate investigations carried out jointly by R-Tech and Nissan Chemical, and following the stipulations of the Agreement.

3)	“Confidential Information” refers to all information, after the conclusion of the Non-Disclosure Agreement concerning Investigations into Outsourced Manufacture of New Drug Intermediates entered into by R-Tech and Nissan Chemical dated June 13th 2000 (hereinafter “Non-Disclosure Agreement”) or the conclusion of the Manufacturing Technology Transfer Agreement, physico-chemical qualities, synthetic method, and other information, electronic files and data, etc. related to the Product and related compounds, including RU-0211, already disclosed, quality standards and packaging standards related to the Product determined after the conclusion of the Agreement (hereinafter referred to generally as quality/standards), and work-related secrets, technology, information, knowledge, design, technical knowhow, industrial property rights, and other intellectual property rights related to the Product and related compounds disclosed as necessary by R-Tech to Nissan Chemical in accordance with the performance and progress of this work. Further, Confidential Information includes information on the manufacturing facilities of Nissan Chemical, technology, information, knowledge, design, technical knowhow, industrial property rights, other intellectual property rights, and business secretes disclosed by Nissan Chemical to R-Tech or learned by R-Tech as a necessary part of carrying out this work. However, this excludes the following.

  Information that was already public knowledge at the point it was disclosed by the disclosing party, or information that became public knowledge for no reason attributable to the disclosed party after being disclosed by the disclosing party
  Information that was already possessed by the disclosed party at the point that it was disclosed by the disclosing party, and information for which it can be proven with legitimate evidence or means that it was not obtained either directly or indirectly from the disclosing party.
  Information obtained by the disclosed party from a third party without restriction, and information for which it can be proven with legitimate evidence or means that the third party did not obtain it either directly or indirectly from the disclosing party.
  Information for which it can be proven with legitimate evidence or means that the disclosed party independently obtained the information without receiving the disclosure of confidential information from the disclosing party

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 2 (Ordering)

Nissan Chemical shall manufacture the Product conforming to the quality/standards only for the purpose of supplying it to R-Tech in accordance with orders and directions from R-Tech, and deliver this by the deadline.

Article 3 (Quality/standards)

Quality/standards shall be determined separately in writing, and the quality/standards may be changed or improved as needed based on written negotiations after separate discussion between R-Tech and Nissan Chemical.

Article 4 (Transaction Conditions)

The price for transferring this Product to the location (Sanda Techno Park, Hyogo) specified by R-Tech shall be as determined in attachment 1 attached to the Agreement. R-Tech and Nissan Chemical shall, each year, hold a meeting on the final day of the R-Tech business year (April 1st to March 31st the following year) and negotiate in writing the transaction conditions for the following year, such as the price and delivery method for the Product. If R-Tech or Nissan Chemical recognize that there is a significant difference between the annual purchase plan and the actual purchase quantity for that year at the time the transaction conditions for the said year are determined, they may request a consultation with the other party regarding a revision to the transaction conditions for the said year.

2. The ownership rights for the Product and burden of risk related to loss or damage shall transfer from Nissan Chemical to R-Tech at the point of transfer to the specified location as described in the previous paragraph.

Article 5 (Purchase Plan and Deadline)

R-tech shall notify Nissan Chemical of the annual product purchase plan and deadline for the following year in writing by […***…] before the last day of the R-Tech business year. If there is a change fo the annual product purchase plan, R-Tech shall, as a general rule, notify Nissan Chemical in writing […***…] before the change. R-Tech shall issue a purchase order clarifying the quantity of Product and deadline at least one month before the scheduled deadline, in accordance with the annual product purchase plan.

Article 6 (Manufacture and Delivered Product)

Nissan Chemical, on receiving the purchase order for the Product in writing from R-Tech, shall confirm this immediately in writing and deliver the Product which can be proven to conform to the quality/standards (test results table attached) to R-Tech by the specified deadline. R-Tech, in accordance with the quality/standards, shall test the delivered Product within […***…] business days of receiving the Product, and notify Nissan Chemical of the test results. R-Tech may refuse and return to Nissan Chemical any Product that does not conform to the quality/standards.

If Nissan Chemical, during the process of manufacturing this Product, learns of the occurrence of any irregularity that may affect the quality/standards, they shall promptly notify R-Tech in writing, and this shall be resolved by discussion between R-Tech and Nissan Chemical.

Article 7 (Payment Conditions)

When Nissan Chemical has delivered the Product to R-Tech, R-Tech shall settle payment by bank transfer for the amount up to the last day of each month by the last day of the following month for the Product inspected and accepted by R-Tech.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 8 (Acquisition of Licensing)

Nissan Chemical shall legally obtain the necessary licenses in relation to the outsourced manufacture of this Product from the competent authorities. R-Tech shall provide technical support to Nissan Chemical during the process of application for such licenses.

Article 9 (Manufacturing Method, Manufacturing Management Method, Reversion of Rights)

Nissan Chemical shall manufacture this Product in accordance with the manufacturing method and manufacturing management method agreed through discussion between R-Tech and Nissan Chemical. Further, they shall follow cGMP in order to guarantee its quality as a pharmaceutical raw material.

All technical achievements, such as inventions, designs, utilities, knowhow, etc. regarding manufacturing technology for the Product obtained through not only performance of the Manufacturing Technology Transfer Agreement but also this Agreement shall be shared between R-Tech and Nissan Chemical. However, the rights for the manufacturing technology itself disclosed by R-Tech to Nissan Chemical, based on the stipulations of the Manufacturing Technology Transfer Agreement and this Agreement, shall remain with R-Tech.

2. R-Tech, based on the achievements shared as stipulated in the previous paragraph, may use these free of charge on the condition that they obtain the consent of Nissan Chemical. However, Nissan Chemical may not unreasonably refuse the said consent. After this Agreement is terminated, Nissan Chemical shall consent in advance that R-Tech may use the achievements shared as stipulated in the previous paragraph freely without charge. As long as Nissan Chemical does not breach their duties under the other stipulations of this Agreement, the Manufacturing Technology Transfer Agreement, or the Non-Disclosure Agreement, Nissan Chemical may use the above shared technology, on condition of R-Tech’s consent, in relation to R-Tech freely without charge. However, R-Tech may not unreasonably refuse the said consent.

Article 10 (Product Liability)

If R-Tech or a third party suffer physical or property damage due to the Product, this shall be resolved quickly through mutual close contact between R-Tech and Nissan Chemical.

If, among the physical and property damage related to products manufactured and marketed using the Product, it is believed that the said damage is caused by this Product, R-Tech and Nissan Chemical shall cooperate with each other immeditately to investigate the cause in order to resolve the claim. If after analyzing the cause, it becomes clear that the damage has occurred as a result of the Product delivered by Nissan Chemical, Nissan Chemical shall take responsibility for this. However, if the said damage is a result of following the manufacturing method or manufacturing management method agreed between R-Tech and Nissan Chemical as stipulated in article 9, this shall be the responsibility of R-Tech.

2. If the damage in the previous paragraph occurs due to foreign bodies or impurities admixed into the Product that are unpredictable or unforeseen based on the quality/standards, this shall be discussed between R-Tech and Nissan Chemical. However, this discussion shall not impact the responsibility described in the previous paragraph.

Article 11 (Maintence of Confidentiality)

R-Tech and Nissan Chemical shall not disclose or leak confidential information disclosed by the other party and shall handle this information confidentially, and not use or utilize it for any other objective other than performing this work.

R-Tech or Nissan Chemical, upon receiving disclosure of confidential information from the other party, shall record the title or inventory in the case of written form, or if disclosed verbally, the disclosing party shall submit the content of the said confidential information to the other party within […***…] of the said disclosure to the other party.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. R-Tech and Nissan Chemical shall limit those people connected to and handling the confidential information disclosed by the other party to those executives or employees reasonably considered necessary for the objective of performing this work, and shall bear responsibility for the non-disclosure by these people as well. Further, they shall bear the same responsibility in regard to retirees.

Article 12 (Restrictions on Manufacture and Sales)

Nissan Chemical shall not manufacture, supply, or sell this Product, the intermediates for this Product, or RU-0211 to any third party other than R-Tech, for any purpose whatsoever.

Article 13 (Force Majeure)

If due to a regulation or order from the government, an emergency situation, act of God, strike, other circumstances exceeding the reasonable authority of the other party, or reasonably unexpected situation (“Force Majeure Circumstance”), it becomes significantly difficult or impossible for the party in question to perform their duties under the Agreement, the party in question shall not bear any responsibility to the other party for the non-performance of the said duties. However, the party in question shall promptly submit notice of the occurrence of the Force Majeure Circumstance in writing. If the Force Majeure circumstance continues for six months or more, it shall be discussed and handled in good faith between R-Tech and Nissan Chemical.

Article 14 (Term)

The valid term of this Agreement shall be from March 22nd 2004 to March 21st 2012.

Following this, unless there is a declaration in writing by either of the parties to the other party giving Three months advance notice, the agreement shall be extended for one year, and thereafter the same. However, when five years have passed since the date of the Agreement, R-Tech shall reserve the right to cancel the Agreement by providing one-year advance notice.

Further, when five years have passed since the date of the Agreement, and economic circumstances unforeseen when entering into this Agreement occur and persist, and it is reasonably judged based on this that it is significantly dificult to continue this Agreement, Nissan Chemical shall reserve the right to cancel this Agreement by providing one-year notice to R-Tech. However, Nissan Chemical, in addition to providing necessary cooperation such as introducing new suppliers for raw materials, shall continue to provide the Product at the price in effect when cancellation is declared until a new supply structure for the Product is established, and R-Tech shall make every effort to promptly establish the new supply structure for the Product.

All agreements and promises, regardless of the means, such as documents, word-of-mouth, or electronic information exchange, made before entering into this Agreement, excluding the Non-Disclosure Agreement and Manufacturing Technology Transfer Agreement, shall be absorbed within this Agreement, and no agreement other than this one shall exist.

Article 15 (Breaches of Agreement etc.)

If either R-Tech or Nissan Chemical commit a breach of this Agreement, and despite the said breach being identified by the other party, it is not corrected within a reasonable period, the other party may cancel the agreement by providing six months’ notice in writing, and the party committing the breach of the agreement shall be responsible for compensating any damages occurring based on the said breach.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. If any of the following apply to R-Tech or Nissan Chemical, the other party may immediately terminate all or part of this Agreement without providing any notification.

①	If an order for revocation or cessation of business related to this Product is received from the supervisory authorities.

②	If an application is made or received for corporate reorganization, corporate rehabilitation, bankruptcy, or special liquidation, or an order halting bank transactions is received

Article 16 (Maintenance of Confidentiality after Termination of the Agreement)

In accordance with the stipulations of article 14 and article 15, even when this Agreement is terminated, stipulations in the Agreement shall retain their efficacy after the termination of the Agreement, and the duty of non-disclosure stipulated in article 11 shall survive effectively for […***…] after the termination of the Agreement.

Article 17 (Assignment)

R-Tech and Nissan Chemical shall not, without the prior written permission of the other party, assign, transfer, or use as security their rights and duties as determined in this Agreement to a third party.

Article 18 (Items for Discussion)

If circumstances not covered in this Agreement occur or if there are doubts regarding the intepretation of the clauses, R-Tech and Nissan Chemical shall resolve this in good faith and in a friendly fashion.

In witness of its establishment, this Agreement shall be created in duplicate and R-Tech and Nissan Chemical shall each store one copy after signing and affixing their seal thereto.

May 22nd 2004

R-Tech:	4-1 Techno Park, Sanda-shi, Hyogo R-Tech Ueno, Ltd. President: MitsunagaTada
		[Seal] R-Tech Ueno, Ltd.	[Seal] R-Tech Ueno, Ltd.

Nissan Chemical:	3-7-1 Kanda Nishikicho, Chiyoda-Ku, Tokyo Nissan Chemical Industries, Ltd. Executive Director Chemical Business General Manager: Koichiro Yanagida

		[Seal] Nissan Chemical Industries, Ltd.	[Seal] Nissan Chemical Industries, Ltd.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Attachment: Attached document 1

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

 Attachment 1

The price determined in Article 4 of the Agreement is as follows:

1.	Process validation first lot

(manufacturing scale […***…] g, purchase unit […***…] g)

[…***…] yen/g

2.	From the process validation second lot onward, the price and unit price shall be calculated according to the following formula based on the […***…]. If the […***…], this will be discussed separately.

Price= […***…]

Unit price for the said year=[…***…]

If […***…] kg is purchased […***…], the calculation example applying the previous conditions is as follows.

[…***…]

[…***…]

[…***…]

[…***…]

However, if process rationalization/efficiency or changes in other transaction conditions etc. occur due to a combination of changes to the manufacturing conditions, changes to specifications, or manufacturing results, the above formula shall be revised in consideration of the content of the said changes.

End

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.